THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      THIRD AVENUE INTERNATIONAL VALUE FUND

            SUPPLEMENT DATED JUNE 8, 2005 AND AMENDED OCTOBER 3, 2005
                      TO PROSPECTUS DATED FEBRUARY 28, 2005

EFFECTIVE JUNE 8, 2005, THE FOLLOWING INFORMATION SUPPLEMENTS THE FUNDS' PROSPECTUS DATED FEBRUARY 28, 2005:

Third Avenue Real Estate Value Fund and Third Avenue International Value Fund are closed to new investors effective July 1, 2005, except for eligible investors described below.

Effective immediately after net asset valuations on June 30, 2005, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund will no longer accept further investments until further notice, with the following exceptions:

     o    shareholders of the fund as of the close of business on June 30, 2005,

     o discretionary investment advisers that invest through existing omnibus accounts at a financial intermediary where operationally feasible,

     o qualified defined contribution retirement plans (e.g., 401(k) plans and profit sharing plans), 403(b) plans and 457 plans that invest through existing omnibus accounts at a financial intermediary.

     o Employees of Third Avenue Holdings Delaware LLC and its controlled affiliates, along with their family members.

Once an account is closed, additional investments will not be accepted. The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

Except as otherwise noted, these restrictions and exceptions apply to investments made directly with Third Avenue Real Estate Value Fund and Third Avenue International Value Fund, as well as investments made through financial intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Third Avenue Real Estate Value Fund and/or Third Avenue International Value Fund may resume sales of shares to new investors at some future date, but there is no present intention to do so.

EFFECTIVE OCTOBER 3, 2005, THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION IN THE SECOND COLUMN OF PAGE 22 UNDER THE HEADING "FREQUENT TRADING AND EARLY REDEMPTION FEE" OF THE "HOW TO REDEEM SHARES" SECTION:

Where it is operationally feasible, the Funds will not impose the redemption fee on required minimum distributions from IRA and other retirement accounts.